SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2004

FiberNet Telecom Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-7841	52-2255974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 Lexington Avenue, 3rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 405-6200

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release dated May 11, 2004.

Item 12. Results of Operations and Financial Condition.

The information set forth under this Item 12, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 is a copy of a press release of FiberNet Telecom Group, Inc., dated May 11, 2004, announcing certain financial results for its fiscal first quarter ended March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERNET TELECOM GROUP, INC.
(Registrant)

Date: May 11, 2004	By:	/s/ JON A. DELUCA
Jon A. DeLuca
Senior Vice President—Finance and Chief Financial Officer